Exhibit 99.1

FOR IMMEDIATE RELEASE
May 28, 2009

Novell Reports Financial Results for Second Fiscal Quarter 2009

     •   Operating margin improves year-over-year
     •   Linux Platform Products revenue increases 25% year-over-year

WALTHAM, Mass. – May 28, 2009 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its second fiscal quarter ended April 30, 2009. For the quarter, Novell reported net revenue of $216 million. This compares to net revenue of $236 million for the second fiscal quarter of 2008. Income from operations for the second fiscal quarter of 2009 was $18 million, compared to income from operations of $2 million for the second fiscal quarter of 2008. Net income in the second fiscal quarter of 2009 was $16 million, or $0.05 per share. This compares to net income of $6 million, or $0.02 per share, for the second fiscal quarter of 2008. In the second fiscal quarter of 2009, foreign currency exchange rates negatively impacted net revenue by $6 million and favorably impacted operating expenses by $13 million and income from operations by $7 million compared to the same period last year.

On a non-GAAP basis, income from operations for the second fiscal quarter of 2009 was $35 million. This compares to non-GAAP income from operations of $16 million in the year-ago quarter. Non-GAAP net income for the second fiscal quarter of 2009 was $29 million, or $0.08 per share. This compares to non-GAAP net income of $21 million, or $0.06 per share, for the second fiscal quarter of 2008. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Novell reported $39 million of product revenue from Open Platform Solutions, of which $37 million was from Linux Platform Products, up 25% compared to the product revenue from Linux Platform Products from the same period last year. Product revenue from Identity and Security Management was $30 million, of which Identity, Access and Compliance Management was $28 million, up 2% compared to the product revenue from Identity, Access and Compliance Management from the same period last year. Product revenue from Systems and Resource Management was $40 million, down 2% compared to the same period last year. Workgroup product revenue of $79 million decreased 14% compared to the same period last year.

“While total invoicing declined, in line with global economic trends, I am pleased with the continued expansion of our operating margin. Within our portfolio, our growth businesses – Linux, Identity and Systems and Resource Management – have strong prospects and continue to show promise,” said Ron Hovsepian, President and CEO of Novell. “Our Linux and Identity businesses have the greatest potential to continue to expand operating margins, and we plan to attain profitability within these businesses no later than 12-18 months from today, barring unforeseen circumstances.”

Cash, cash equivalents and short-term investments were $1 billion at April 30, 2009, consistent with last quarter. Days sales outstanding in accounts receivable was 55 days at the end of the second fiscal quarter of 2009, improved from 66 days at the end of the year-ago quarter. Total deferred revenue was $659 million at the end of the second fiscal quarter of 2009, down from $702 million at the end of the year-ago quarter. For the second fiscal quarter of 2009, cash flow from operations was negative $26 million, in line with seasonal trends. This compares to cash flow from operations of negative $19 million in the second fiscal quarter of 2008.

Further details on Novell's reported results are included in the financial schedules that are a part of this release.

Financial Outlook
Novell management remains committed to long-term sustainable profitability. Novell management expects to maintain double-digit non-GAAP operating margins in the full fiscal year 2009, barring unforeseen circumstances.

Conference Call Notification and Web Access Detail
A one-hour conference call with Novell management to discuss the quarter will be broadcast at 5:00 PM ET on May 28, 2009. The conference call will be available live as a listen-only webcast from Novell's Investor Relations web page at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell.” The international dial-in number is +1-706-679-2263, password “Novell.”

Following the live event, an archived version of the webcast will be available for twelve months on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures
We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, purchased in-process research and development, and the sale of business operations, long-term investments, and property, plant and equipment.

We also present a projection of our non-GAAP operating margin. This projection is a forward-looking, non-GAAP financial measure. The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above. We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Legal Notice Regarding Forward-Looking Statements
This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, targets, and prospects; future opportunities; expansion of operating margins; progress of growth businesses; profitability; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell's products and technology; and results achievable and benefits attainable through deployment of Novell's products and provision of services. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations, speak only as of the date hereof, and are subject to a number of factors, including, but not limited to: difficulties, delays or unexpected costs in completing our cost reduction and sales growth strategic initiatives; our ability to attract and retain new customers through our indirect sales strategy; our reliance on an indirect sales channel for the distribution of products; our ability to renew SLES subscriptions with those customers who have received SLES certificates from Microsoft; an accelerated decline in our OES and NetWare-related revenue stream; the ability of our Open Platform Solutions, Identity and Security Management, and Systems and Resource Management business unit segments to grow at expected rates; our ability to successfully integrate acquired companies; our ability to compete in markets for infrastructure software services; our ability to meet customer demand for technical support services; our ability to maintain a strong brand; delays in the introduction of new products; increased foreign research and development operations; reliance on software licensed from third parties; our ability to attract and retain talented employees; claims that we have infringed the intellectual property rights of others; adverse results in legal disputes; our ability to protect our confidential information; impairment of goodwill or amortizable intangible assets causing a charge to earnings; exposure to increased economic and regulatory uncertainties from operating a global business; cancellations or reductions in the scope of our engagements with professional services clients; and uncertain economic conditions and reductions in IT spending.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2008 filed with the SEC on December 23, 2008, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web site at http://www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell
Novell, Inc. (NASDAQ: NOVL) delivers an interoperable Linux* platform and a portfolio of integrated IT management software designed to help customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

Novell and the Novell logo are registered trademarks of Novell, Inc. in the United States and other countries. *All third party marks are the property of their respective owners.

Press Contact:
Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:
Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                             Page 5 of 11
                                                    Novell, Inc.
                              Consolidated Unaudited Condensed Statements of Operations
                                          (In thousands, except per share data)

                                                       Fiscal Quarter Ended                      Fiscal Year-to-Date
                                                 ----------------------------------       ----------------------------------
                                                  Apr 30, 2009        Apr 30, 2008          Apr 30, 2009       Apr 30, 2008
                                                 --------------     ---------------       ---------------     --------------
Net revenue:
  Software licenses                                   $ 30,250            $ 44,416              $ 58,517           $ 84,618
  Maintenance and subscriptions                        158,329             150,872               317,144            300,939
  Services (1)                                          27,016              40,378                54,805             81,035
                                                 --------------     ---------------       ---------------     --------------
Total net revenue                                      215,595             235,666               430,466            466,592
                                                 --------------     ---------------       ---------------     --------------

Cost of revenue:
  Software licenses                                      2,380               4,028                 4,906              7,127
  Maintenance and subscriptions                         12,345              12,007                25,244             22,948
  Services                                              30,557              44,432                62,029             88,333
                                                 --------------     ---------------       ---------------     --------------
Total cost of revenue                                   45,282              60,467                92,179            118,408
                                                 --------------     ---------------       ---------------     --------------

Gross profit                                           170,313             175,199               338,287            348,184
                                                 --------------     ---------------       ---------------     --------------

Operating expenses:
  Sales and marketing                                   75,697              93,906               152,591            181,911
  Product development                                   44,552              46,275                89,944             91,010
  General and administrative                            25,032              28,849                49,227             56,246
  Other operating expenses (2)                           7,408               4,502                15,257              8,869
                                                 --------------     ---------------       ---------------     --------------
Total operating expenses                               152,689             173,532               307,019            338,036

Income from operations                                  17,624               1,667                31,268             10,148
  Operating margin %                                      8.2%                0.7%                  7.3%               2.2%

Other income, net:
  Interest income, net                                   3,333               9,974                 9,123             26,423
  Other                                                 (3,129)              7,878                (6,555)             8,585
                                                 --------------     ---------------       ---------------     --------------
Total other income, net                                    204              17,852                 2,568             35,008
                                                 --------------     ---------------       ---------------     --------------

Income from continuing operations before taxes          17,828              19,519                33,836             45,156

Income tax expense                                       2,777              13,653                 9,144             24,606
                                                 --------------     ---------------       ---------------     --------------

Income from continuing operations                       15,051               5,866                24,692             20,550

Income from discontinued operations before taxes           566                   -                 1,602              1,285
Income tax benefit on discontinued operations                -                   -                     -               (836)
                                                 --------------     ---------------       ---------------     --------------
Income from discontinued operations                        566                   -                 1,602              2,121

Net income                                            $ 15,617             $ 5,866              $ 26,294           $ 22,671
                                                 ==============     ===============       ===============     ==============

Diluted earnings per share:

  Continuing operations                                 $ 0.04              $ 0.02                $ 0.07             $ 0.06

  Net income                                            $ 0.05              $ 0.02                $ 0.08             $ 0.06

Weighted average shares                                345,839             354,287               345,543            353,660

(1) Services includes professional services, technical support and training services.

(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                       Page 6 of 11
                                 Novell, Inc.
               Consolidated Unaudited Condensed Balance Sheets
                                (In thousands)

                                                      Apr 30, 2009                 Oct 31, 2008
                                                  -------------------          -------------------
Assets

Current assets:
    Cash and cash equivalents                            $   619,948                  $   680,034
    Short-term investments                                   384,818                      387,813
    Restricted cash                                           52,961                       52,701
    Receivables, net                                         136,190                      193,088
    Prepaid expenses                                          32,363                       34,365
    Current deferred tax assets                                4,662                        5,685
    Other current assets                                      24,423                       32,006
                                                  -------------------          -------------------
Total current assets                                       1,255,365                    1,385,692

Property, plant and equipment, net                           164,852                      174,978
Long-term investments                                         10,140                       14,972
Goodwill                                                     619,744                      582,117
Intangible assets, net                                        54,392                       53,320
Deferred income taxes                                         30,073                       36,244
Other assets                                                  20,892                       22,026
                                                  -------------------          -------------------

Total assets                                             $ 2,155,458                  $ 2,269,349
                                                  ===================          ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                     $    25,588                  $    36,982
    Accrued compensation                                      77,619                      102,317
    Other accrued liabilities                                 88,879                      108,929
    Income taxes payable                                       3,317                       22,563
    Senior convertible debentures                            121,668                      125,668
    Deferred revenue                                         449,275                      503,174
                                                  -------------------          -------------------
Total current liabilities                                    766,346                      899,633

Deferred income taxes                                         13,515                       11,725
Other long-term liabilities                                   39,787                       43,587
Long-term deferred revenue                                   210,140                      226,876
                                                  -------------------          -------------------

Total liabilities                                          1,029,788                    1,181,821

Stockholders' equity                                       1,125,670                    1,087,528
                                                  -------------------          -------------------

Total liabilities and stockholders' equity               $ 2,155,458                  $ 2,269,349
                                                  ===================          ===================

                                                                                                                    Page 7 of 11
                                                          Novell, Inc.
                                   Consolidated Unaudited Condensed Statements of Cash Flows
                                                         (In thousands)

                                                                            Fiscal Quarter Ended           Fiscal Year-to-Date
                                                                        ---------------------------     ---------------------------
                                                                        Apr 30, 2009   Apr 30, 2008     Apr 30, 2009   Apr 30, 2008
                                                                        ------------   ------------     ------------   ------------

Cash flows from operating activities
  Net income                                                               $ 15,617        $ 5,866         $ 26,294       $ 22,671
  Adjustments to reconcile net income to net cash used
   in operating activities:
    Stock-based compensation expense                                          5,691          7,010           13,722         17,777
    Depreciation and amortization                                            10,452          9,847           21,473         18,847
    Change in accounts receivable allowances                                    125          1,034              341            671
    Utilization of previously reserved acquired net operating losses         (1,102)            23                -          5,025
    Purchased in-process research and development                                 -          2,700                -          2,700
    Gain on debenture repurchases                                                 -           (405)             (68)          (405)
    Gain on discontinued operations, before taxes                              (566)             -           (1,602)        (1,180)
    Impairment of investments                                                 1,419              -            3,096              -
    Gain on sale of previously impaired long-term investments                     -           (250)               -           (250)
    Loss (gain) on sale of subsidiaries                                         184              -              (16)             -
    Changes in current assets and liabilities, excluding the
     effect of acquisitions and dispositions                                (57,927)       (45,232)         (76,695)      (113,297)
                                                                        ------------   ------------     ------------    -----------

 Net cash used in operating activities                                      (26,107)       (19,407)         (13,455)       (47,441)
                                                                        ------------   ------------     ------------    -----------

Cash flows from investing activities
  Purchases of property, plant and equipment                                 (3,070)       (10,463)          (6,582)       (16,322)
  Short-term investment activity                                              3,877        290,922           10,420        325,440
  Long-term investment activity                                               1,201         14,523            1,736         14,523
  Cash restricted due to litigation                                             (82)          (629)            (260)       (52,124)
  Net cash proceeds (distributions) from sale of discontinued operations          -          2,508            1,036           (909)
  Cash paid for acquisitions, net of cash acquired                           (5,522)      (220,473)         (48,472)      (220,473)
  Other                                                                       4,389          3,148            1,374          2,227
                                                                        ------------   ------------     ------------    -----------

 Net cash provided by (used in) investing activities                            793         79,536          (40,748)        52,362
                                                                        ------------   ------------     ------------    -----------

Cash flows from financing activities
  Issuance of common stock                                                      169          5,922            1,152         10,252
  Excess tax benefits from stock-based compensation                          (2,814)        14,315           (2,788)        23,995
  Debt repayment                                                               (186)             -             (378)             -
  Debenture repurchases                                                           -       (115,589)          (3,869)      (115,589)
                                                                        ------------   ------------     ------------    -----------

 Net cash used in financing activities                                       (2,831)       (95,352)          (5,883)       (81,342)
                                                                        ------------   ------------     ------------    -----------

Decrease in cash and cash equivalents                                       (28,145)       (35,223)         (60,086)       (76,421)

Cash and cash equivalents - beginning of period                             648,093      1,038,621          680,034      1,079,819
                                                                        ------------   ------------     ------------    -----------

Cash and cash equivalents - end of period                                 $ 619,948     $1,003,398        $ 619,948     $1,003,398
                                                                        ============   ============     ============    ===========

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                    Page 8 of 11
                                                              Novell, Inc.
                                         Unaudited Non-GAAP Adjusted Income From Operations
                                               (In thousands, except per share data)

                                                                    Fiscal Quarter Ended                 Fiscal Year-to-Date
                                                               ------------------------------       ------------------------------
                                                               Apr 30, 2009     Apr 30, 2008        Apr 30, 2009     Apr 30, 2008
                                                               -------------    -------------       -------------    -------------

    GAAP income from operations                                    $ 17,624          $ 1,667            $ 31,268         $ 10,148
                                                               -------------    -------------       -------------    -------------

     Adjustments:
      Stock-based compensation expense:
        Cost of revenue                                                 671              527               1,583            1,824
        Sales and marketing                                           1,550            2,030               4,113            5,447
        Product development                                           2,289            2,353               4,794            5,357
        General and administrative                                    1,181            2,100               3,232            5,149
                                                               -------------    -------------       -------------    -------------
          Sub-total                                                   5,691            7,010              13,722           17,777
                                                               -------------    -------------       -------------    -------------

      Acquisition-related intangible asset amortization:
        Cost of revenue                                               2,735            1,659               5,488            2,851
        Sales and marketing                                           1,562              738               3,112            1,088
                                                               -------------    -------------       -------------    -------------
          Sub-total                                                   4,297            2,397               8,600            3,939
                                                               -------------    -------------       -------------    -------------

      Other operating expenses (income):
        Restructuring expenses                                        7,224              392              15,273            4,759
        Purchased in-process research and development                     -            2,700                   -            2,700
        Acquisition integration costs                                     -            1,410                   -            1,410
        Loss (gain) on sale of subsidiaries                             184                -                 (16)               -
                                                               -------------    -------------       -------------    -------------
          Sub-total                                                   7,408            4,502              15,257            8,869
                                                               -------------    -------------       -------------    -------------

      Total operating adjustments                                    17,396           13,909              37,579           30,585

    Non-GAAP income from operations                                $ 35,020         $ 15,576            $ 68,847         $ 40,733
                                                               =============    =============       =============    =============
      Operating margin %                                              16.2%             6.6%               16.0%             8.7%

----------------------------------------------------------------------------------------------------------------------------------

                                                             Novell, Inc.
                                               Unaudited Non-GAAP Adjusted Net Income
                                                (In thousands, except per share data)

                                                                    Fiscal Quarter Ended                 Fiscal Year-to-Date
                                                               ------------------------------       ------------------------------
                                                               Apr 30, 2009     Apr 30, 2008        Apr 30, 2009     Apr 30, 2008
                                                               -------------    -------------       -------------    -------------

    GAAP net income                                                $ 15,617          $ 5,866            $ 26,294         $ 22,671
                                                               -------------    -------------       -------------    -------------

      Operating adjustments (detailed above)                         17,396           13,909              37,579           30,585
      Non-operating expenses (income) adjustments:
        Gain on debenture repurchases                                     -             (405)                (68)            (405)
        Impairment of investments                                     1,419                -               3,096                -
        Gain on sale of previously impaired
          long-term investments                                           -             (250)                  -             (250)
                                                               -------------    -------------       -------------    -------------
          Sub-total                                                   1,419             (655)              3,028             (655)
                                                               -------------    -------------       -------------    -------------

      Total pre-tax adjustments                                      18,815           13,254              40,607           29,930

      Income tax adjustments                                         (4,517)           1,948             (11,540)             796

      Income from discontinued operations, net of taxes                (566)               -              (1,602)          (2,121)
                                                               -------------    -------------       -------------    -------------

      Total net adjustments                                          13,732           15,202              27,465           28,605

    Non-GAAP net income and non-GAAP income
      from continuing operations                                   $ 29,349         $ 21,068            $ 53,759         $ 51,276
                                                               =============    =============       =============    =============

    GAAP net income per share                                        $ 0.05           $ 0.02              $ 0.08           $ 0.06
       Total adjustments detailed above                                0.03             0.04                0.08             0.08
                                                               -------------    -------------       -------------    -------------

    Non-GAAP net income per share and non-GAAP
      income from continuing operations per share                    $ 0.08           $ 0.06              $ 0.16           $ 0.14
                                                               =============    =============       =============    =============

    Non-GAAP weighted average shares                                345,839          354,287             345,543          353,660
                                                               =============    =============       =============    =============

    Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                    Page 9 of 11
                                                                     Novell, Inc.
                                                    Consolidated Unaudited Condensed Segment Results
                                                         (in thousands, except per share data)

                                                           Fiscal Quarter Ended April 30, 2009
                              ----------------------------------------------------------------------------------------------------

                                                Identity          Systems
                            Open Platform     and Security      and Resource                          Common
                              Solutions    %   Management   %    Management   %   Workgroup    %    Unallocated    Total      %
                              ---------- ----- ----------- ----- ---------- ----- ---------- ------ ----------- ----------- ------
Net revenue:
 Software licenses             $     31    0.1  $   9,191   23.7  $  8,520   18.8  $ 12,508   14.3   $       -    $ 30,250   14.0
 Maintenance and subscriptions   38,785   87.9     21,135   54.4    31,566   69.6    66,843   76.6           -     158,329   73.4
 Services                         5,296   12.0      8,520   21.9     5,268   11.6     7,932    9.1           -      27,016   12.5
                              ---------- ----- ----------- ----- ---------- ----- ---------- ------ ----------- ----------- ------
Total net revenue                44,112  100.0     38,846  100.0    45,354  100.0    87,283  100.0           -     215,595  100.0
                              ---------- ----- ----------- ----- ---------- ----- ---------- ------ ----------- ----------- ------

Cost of revenue:
 Software licenses                    2    0.0        636    1.6       713    1.6       518    0.6         511       2,380    1.1
 Maintenance and subscriptions    2,802    6.4      1,463    3.8     2,642    5.8     2,762    3.2       2,676      12,345    5.7
 Services                         6,552   14.9      9,188   23.7     4,477    9.9    10,121   11.6         219      30,557   14.2
                              ---------- ----- ----------- ----- ---------- ----- ---------- ------ ----------- ----------- ------
Total cost of revenue             9,356   21.2     11,287   29.1     7,832   17.3    13,401   15.4       3,406      45,282   21.0
                              ---------- ----- ----------- ----- ---------- ----- ---------- ------ ----------- ----------- ------

Gross profit                     34,756   78.8     27,559   70.9    37,522   82.7    73,882   84.6      (3,406)    170,313   79.0
                              ---------- ----- ----------- ----- ---------- ----- ---------- ------ ----------- ----------- ------

Operating expenses:
 Sales and marketing                  -      -          -      -         -      -         -      -      75,697      75,697   35.1
 Product development             13,305   30.2      9,253   23.8    10,960   24.2     8,745   10.0       2,289      44,552   20.7
 General and administrative           -      -          -      -         -      -         -      -      25,032      25,032   11.6
 Other operating expenses             -      -          -      -         -      -         -      -       7,408       7,408    3.4
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total operating expenses         13,305   30.2      9,253   23.8    10,960   24.2     8,745   10.0     110,426     152,689   70.8
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Income (loss) from operations  $ 21,451   48.6  $  18,306   47.1  $ 26,562   58.6  $ 65,137   74.6  $ (113,832)  $  17,624    8.2
                              ========== ===== =========== ===== ========== ===== ========== ===== ============ =========== ======

                                                       Fiscal Quarter Ended January 31, 2009
                              ----------------------------------------------------------------------------------------------------

                                                Identity          Systems
                            Open Platform     and Security      and Resource                         Common
                              Solutions    %   Management   %    Management   %   Workgroup    %   Unallocated     Total      %
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Net revenue:
 Software licenses             $      -      -  $   5,967   15.7  $  9,136   20.1  $ 13,164   14.6  $        -   $  28,267   13.2
 Maintenance and subscriptions   37,111   89.5     22,319   58.8    31,116   68.5    68,269   75.8           -     158,815   73.9
 Services                         4,351   10.5      9,700   25.5     5,151   11.3     8,587    9.5           -      27,789   12.9
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total net revenue                41,462  100.0     37,986  100.0    45,403  100.0    90,020  100.0           -     214,871  100.0
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Cost of revenue:
 Software licenses                    -      -        537    1.4       832    1.8       678    0.8         479       2,526    1.2
 Maintenance and subscriptions    1,849    4.5      2,007    5.3     2,833    6.2     3,514    3.9       2,696      12,899    6.0
 Services                         5,844   14.1     10,050   26.5     4,471    9.8    10,617   11.8         490      31,472   14.6
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total cost of revenue             7,693   18.6     12,594   33.2     8,136   17.9    14,809   16.5       3,665      46,897   21.8
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Gross profit                     33,769   81.4     25,392   66.8    37,267   82.1    75,211   83.5      (3,665)    167,974   78.2
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Operating expenses:
 Sales and marketing                  -      -          -      -         -      -         -      -      76,894      76,894   35.8
 Product development             14,299   34.5      8,336   21.9    11,339   25.0     8,913    9.9       2,505      45,392   21.1
 General and administrative           -      -          -      -         -      -         -      -      24,195      24,195   11.3
 Other operating expenses             -      -          -      -         -      -         -      -       7,849       7,849    3.7
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total operating expenses         14,299   34.5      8,336   21.9    11,339   25.0     8,913    9.9     111,443     154,330   71.8
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Income (loss) from operations  $ 19,470   47.0  $  17,056   44.9  $ 25,928   57.1  $ 66,298   73.6  $ (115,108)  $  13,644    6.3
                              ========== ===== =========== ===== ========== ===== ========== ===== ============ =========== ======

                                                           Fiscal Quarter Ended April 30, 2008
                              ----------------------------------------------------------------------------------------------------

                                                Identity          Systems
                            Open Platform     and Security      and Resource                         Common
                              Solutions    %   Management    %   Management   %   Workgroup    %   Unallocated     Total      %
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Net revenue:
 Software licenses             $    164    0.4  $  11,388   24.6  $ 11,092   23.7  $ 21,772   20.7  $        -   $  44,416   18.8
 Maintenance and subscriptions   31,419   83.7     19,312   41.7    29,806   63.7    70,335   66.9           -     150,872   64.0
 Services                         5,933   15.8     15,599   33.7     5,871   12.6    12,975   12.3           -      40,378   17.1
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total net revenue                37,516  100.0     46,299  100.0    46,769  100.0   105,082  100.0           -     235,666  100.0
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Cost of revenue:
 Software licenses                   10    0.0      1,652    3.6       864    1.8     1,144    1.1         358       4,028    1.7
 Maintenance and subscriptions    1,972    5.3      2,802    6.1     2,319    5.0     3,696    3.5       1,218      12,007    5.1
 Services                         8,832   23.5     17,619   38.1     4,230    9.0    13,141   12.5         610      44,432   18.9
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total cost of revenue            10,814   28.8     22,073   47.7     7,413   15.9    17,981   17.1       2,186      60,467   25.7
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Gross profit                     26,702   71.2     24,226   52.3    39,356   84.1    87,101   82.9      (2,186)    175,199   74.3
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Operating expenses:
 Sales and marketing                  -      -          -      -         -      -         -      -      93,906      93,906   39.8
 Product development             14,511   38.7     11,306   24.4     8,853   18.9     9,252    8.8       2,353      46,275   19.6
 General and administrative           -      -          -      -         -      -         -      -      28,849      28,849   12.2
 Other operating expenses             -      -          -      -         -      -         -      -       4,502       4,502    1.9
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------
Total operating expenses         14,511   38.7     11,306   24.4     8,853   18.9     9,252    8.8     129,610     173,532   73.6
                              ---------- ----- ----------- ----- ---------- ----- ---------- ----- ------------ ----------- ------

Income (loss) from operations  $ 12,191   32.5  $  12,920   27.9  $ 30,503   65.2  $ 77,849   74.1  $ (131,796)  $   1,667    0.7
                              ========== ===== =========== ===== ========== ===== ========== ===== ============ =========== ======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                   Page 10 of 11
                                                             Novell, Inc.
                          Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                            (In thousands)

                                                       Fiscal Year                                                         Change from
                                        Q2 2008%      2008      %     Q1 2009    %      Q2 2009    %      Q1 2009 to Q2 2009  Q2 2008 to Q2 2009
                                       --------- ------ --------- ------ --------- ------  --------- ------   ------------------  ------------------
Open platform solutions
 Linux platform products
  Software licenses                     $      -      -  $      -      -  $      -      -   $      -      -    $      -       -   $      -       -
  Maintenance and subscriptions           29,306   12.4   123,386   12.9    35,230   16.4     36,681   17.0       1,451     4.1      7,375    25.2
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                          29,306   12.4   123,386   12.9    35,230   16.4     36,681   17.0       1,451     4.1      7,375    25.2
 Other open platform products
  Software licenses                          164    0.1       164    0.0         -      -         31    0.0          31       -       (133)  (81.1)
  Maintenance and subscriptions            2,113    0.9     9,576    1.0     1,881    0.9      2,104    1.0         223    11.9         (9)   (0.4)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                           2,277    1.0     9,740    1.0     1,881    0.9      2,135    1.0         254    13.5       (142)   (6.2)

Total open platform solutions             31,583   13.4   133,126   13.9    37,111   17.3     38,816   18.0       1,705     4.6      7,233    22.9

Identity and security management
 Identity, access and compliance
   management
  Software licenses                       10,896    4.6    53,956    5.6     5,531    2.6      8,475    3.9       2,944    53.2     (2,421)  (22.2)
  Maintenance and subscriptions           16,526    7.0    70,321    7.4    20,604    9.6     19,401    9.0      (1,203)   (5.8)     2,875    17.4
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                          27,422   11.6   124,277   13.0    26,135   12.2     27,876   12.9       1,741     6.7        454     1.7
 Other identity and security management
  Software licenses                          492    0.2     2,667    0.3       436    0.2        716    0.3         280    64.2        224    45.5
  Maintenance and subscriptions            2,786    1.2    10,301    1.1     1,715    0.8      1,734    0.8          19     1.1     (1,052)  (37.8)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                           3,278    1.4    12,968    1.4     2,151    1.0      2,450    1.1         299    13.9       (828)  (25.3)

Total identity and security management    30,700   13.0   137,245   14.3    28,286   13.2     30,326   14.1       2,040     7.2       (374)   (1.2)

Systems and resource management
  Software licenses                       11,092    4.7    48,126    5.0     9,136    4.3      8,520    4.0        (616)   (6.7)    (2,572)  (23.2)
  Maintenance and subscriptions           29,806   12.6   122,040   12.8    31,116   14.5     31,566   14.6         450     1.4      1,760     5.9

Total systems and resource management     40,898   17.4   170,166   17.8    40,252   18.7     40,086   18.6        (166)   (0.4)      (812)   (2.0)

Workgroup
 OES and NetWare-related
  Software licenses                        9,922    4.2    39,379    4.1     3,977    1.9      5,622    2.6       1,645    41.4     (4,300)  (43.3)
  Maintenance and subscriptions           41,332   17.5   166,496   17.4    40,176   18.7     39,210   18.2        (966)   (2.4)    (2,122)   (5.1)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                          51,254   21.7   205,875   21.5    44,153   20.5     44,832   20.8         679     1.5     (6,422)  (12.5)
 Collaboration
  Software licenses                        7,187    3.0    28,320    3.0     3,136    1.5      3,391    1.6         255     8.1     (3,796)  (52.8)
  Maintenance and subscriptions           21,087    8.9    85,462    8.9    21,791   10.1     20,978    9.7        (813)   (3.7)      (109)   (0.5)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                          28,274   12.0   113,782   11.9    24,927   11.6     24,369   11.3        (558)   (2.2)    (3,905)  (13.8)
 Other workgroup
  Software licenses                        4,663    2.0    16,371    1.7     6,051    2.8      3,495    1.6      (2,556)  (42.2)    (1,168)  (25.0)
  Maintenance and subscriptions            7,916    3.4    28,911    3.0     6,302    2.9      6,655    3.1         353     5.6     (1,261)  (15.9)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
                                          12,579    5.3    45,282    4.7    12,353    5.7     10,150    4.7      (2,203)  (17.8)    (2,429)  (19.3)

Total workgroup                           92,107   39.1   364,939   38.2    81,433   37.9     79,351   36.8      (2,082)   (2.6)   (12,756)  (13.8)

Total software licenses, maintenance
 and subscriptions
  Software licenses                       44,416   18.8   188,983   19.8    28,267   13.2     30,250   14.0       1,983     7.0    (14,166)  (31.9)
  Maintenance and subscriptions          150,872   64.0   616,493   64.5   158,815   73.9    158,329   73.4        (486)   (0.3)     7,457     4.9
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------
  Total product revenue                  195,288   82.9   805,476   84.2   187,082   87.1    188,579   87.5       1,497     0.8     (6,709)   (3.4)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------

  Services                                40,378   17.1   151,037   15.8    27,789   12.9     27,016   12.5        (773)   (2.8)   (13,362)  (33.1)
                                       --------- ------ --------- ------ --------- ------  --------- ------   ---------- ------- ---------- -------

Total net revenue                      $ 235,666  100.0 $ 956,513  100.0 $ 214,871  100.0  $ 215,595  100.0    $    724     0.3  $ (20,071)   (8.5)
                                       ========= ====== ========= ====== ========= ======  ========= ======   ========== ======= ========== =======

  Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity, Access and Compliance Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin
                              > Managed Objects

                        Workgroup

                               Open Enterprise Server and NetWare-Related

                                    > Open Enterprise Server (OES)
                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services